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                                                                   Exhibit 10.26

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                           WARRANT TO PURCHASE STOCK

Corporation:             2Bridge, a California corporation
Number of Shares:        16.2% Warrant coverage
Class of Stock:          Series D Preferred
Initial Exercise Price:  See Below.
Issue Date:              November 15, 1999
Expiration Date:         November 15, 2006, unless earlier terminated

     THIS WARRANT CERTIFIES THAT, for the agreed upon value of $1.00, TBCC FUNDING TRUST II ("Holder") is entitled to purchase the number of fully paid and nonassessable shares of the class of securities (the "Shares") of the corporation (the "Company") at the initial exercise price per Share (the "Warrant Price") all as set forth above and as adjusted pursuant to Article 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant. The Warrant Price shall be equal to seventy percent (70%) of the price per share at which the Company after the Issue Date first sells its shares of capital stock in an offering in which the Company receives not less than $1,000,000 (.the "Next Round") and the Shares subject to this Warrant shall be the class of securities sold in the Next Round. If the Next Round does not occur on or before July 31, 2000, then, after such date, at the option of Holder, the Shares shall be Series C Preferred Stock and the Warrant Price shall be $2.1328. The number of Shares subject to the Warrant shall be the quotient derived by dividing $327,240 by the Warrant Price.

     If any amount is outstanding under the Loan Agreement between the Company and Holder dated as of the Issue Date (the "Loan Agreement") after the Maturity Date, as defined in the Loan Agreement, Holder may purchase additional Shares equal to the number of Shares equal to the quotient derived by dividing $105,000 by the Warrant Price, hereunder on the day after the Maturity Date, and additional Shares equal to the number of Shares equal to the quotient derived by dividing $105,000 by the Warrant Price, for each 45-day period (or portion thereof) from and including the day immediately after the Maturity Date that any amount remains outstanding under the Loan Agreement.

ARTICLE 1. EXERCISE.
           --------

     1.1  Method of Exercise. Holder may exercise this Warrant by delivering a
          ------------------
duly executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Section 1.2, Holder shall also deliver to the Company a check for the aggregate Warrant Price for the Shares being purchased.

     1.2  Conversion Right. In lieu of exercising this Warrant as specified in
          ----------------
Section 1.1, Holder may from time to time convert this Warrant at any time the fair market value of a Share exceeds the Warrant Price, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Warrant Price of such Shares by (b) the fair market value of one Share. The fair market value of the Shares shall be determined pursuant Section 1.4.

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     1.3  No Rights as Shareholder. This Warrant does not entitle Holder to any
          ------------------------
voting rights as a shareholder of the Company prior to the exercise hereof.

     1.4  Fair Market Value. If the Shares are traded in a public market, the
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fair market value of the Shares shall be the closing price of the Shares (or the closing price of the Company's stock into which the Shares are convertible) reported for the business day immediately before Holder delivers its Notice of Exercise to the Company. If the Shares are not traded in a public market, the Board of Directors of the Company shall determine fair market value in its reasonable good faith judgment. The foregoing notwithstanding, if Holder advises the Board of Directors in writing that Holder disagrees with such determination, then the Company and Holder shall promptly agree upon a reputable investment banking or public accounting firm to undertake such valuation. If the valuation of such investment banking or public accounting firm is greater than that determined by the Board of Directors, then all fees and expenses of such investment banking or accounting firm shall be paid by the Company. In all other circumstances, such fees and expenses shall be paid by Holder.

     1.5  Delivery of Certificate and New Warrant. Promptly after Holder
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exercises or converts this Warrant, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the Shares not so acquired.

     1.6  Replacement of Warrants. On receipt of evidence reasonably
          -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, or surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

     1.7  Repurchase on Sale, Merger, or Consolidation of the Company.
          -----------------------------------------------------------

          1.7.1  "Acquisition". For the purpose of this Warrant, "Acquisition"
                  -----------
means any sale, license, or other disposition of all or substantially all of the assets of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

          1.7.2  Assumption of Warrant. Upon the closing of any Acquisition the
                 ---------------------
successor entity may elect to assume the obligations of this Warrant, in which case this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition any subsequent closing. The Warrant Price shall be adjusted accordingly. If this Warrant is not assumed, and the fair market value of one Share is greater than the Warrant Price, it shall be deemed to have been converted into Shares pursuant to Section 1.2 hereof immediately prior to the consummation of the Acquisition. If this Warrant is not assumed and is not convertible pursuant to Section 1.2, it shall terminate immediately upon consummation of the Acquisition if Holder fails to exercise the Warrant prior to the Acquisition.

ARTICLE 2. ADJUSTMENTS TO THE SHARES.
           -------------------------

     2.1  Stock Dividends, Splits, Etc. If the Company declares or pays a
          ----------------------------
dividend on the Shares payable in common stock, or other securities or subdivides the Shares in a transaction that increases the amount of common stock into which the Shares are convertible, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend or subdivision occurred.

     2.2  Reclassification, Exchange or Substitution. Subject to Section 1.7,
          ------------------------------------------
upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event.

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Subject to Section 4.1, such an event shall include any automatic conversion of the outstanding or issuable securities of the Company of the same class or series as the Shares to common stock pursuant to the terms of the Company's Articles of Incorporation upon the closing of a registered public offering of the Company's common stock. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this
Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

     2.3  Adjustments for Combinations Etc. If the outstanding Shares are
          --------------------------------
combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased and the number of Shares proportionately decreased.

     2.4  No Impairment. The Company shall not, by amendment of its Articles of
          -------------
Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Article against impairment. If the Company takes any action affecting the Shares other than as described above that adversely affects Holder's rights under this Warrant, the Warrant Price shall be adjusted downward and the number of Shares issuable upon exercise of this Warrant shall be adjusted upward in such a manner that the aggregate Warrant Price of this Warrant is unchanged.

ARTICLE 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.
           --------------------------------------------

     3.1  Representations and Warranties. The Company hereby represents and
          ------------------------------
warrants to the Holder that all Shares which may be issued upon the exercise of the purchase right represented by this Warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

     3.2  Notice of Certain Events. If the Company proposes at any time (a) to
          ------------------------
declare any dividend or distribution upon its common stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend;
(b) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights;
(c) to effect any reclassification or recapitalization of common stock; (d) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up; or (e) offer holders of registration rights the opportunity to participate in an underwritten public offering of the company's securities for cash, then, in connection with each such event, the Company shall give Holder (1) at least 20 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of common stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (c) and (d) above; (2) in the case of the matters referred to in
(c) arid (d) above at least 20 days prior written notice of the date when the same will take place (and specifying the date on which the holders of common stock will be entitled to exchange their common stock for securities or other property deliverable upon the occurrence of such event); and (3) in the case of the matter referred to in (e) above, the same notice as is given to the holders of such registration rights.

     3.3  Information Rights. So long as the Holder holds this Warrant and/or
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any of the Shares, the Company shall deliver to the Holder (a) promptly after mailing, copies of all notices or other written communications to the shareholders of the Company, (b) within one hundred twenty (120) days after the end of each fiscal year of the Company, the annual financial statements of the Company.

     3.4  Registration Under Securities Act of 1933, as amended. The Company
          -----------------------------------------------------
agrees that the Shares shill be subject to the registration rights granted to any other holders of the Company's Series C Preferred Stock

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and Holder agrees to execute an Amended and Restated Rights Agreement within thirty (30) days from the date of this Warrant.

ARTICLE 4. MISCELLANEOUS.
           -------------

     4.1  Term. This Warrant is exercisable, in whole or in part, at any time
          ----
and from time to time on or before the Expiration Date set forth above; provided that the Warrant and all rights of Holder hereunder shall terminate immediately prior to Holder's initial public offering unless this Warrant is exercised by Holder or otherwise converted into Shares pursuant to Section 1.2 hereof immediately prior to such initial public offering.

     4.2  Legends. This Warrant and the Shares (and the securities issuable,
          -------
directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

     4.3  Compliance with Securities Laws on Transfer. This Warrant shall be
          -------------------------------------------
nontransferable, other than pursuant to (i) a transfer not involving a change in beneficial ownership, (ii) a distribution without consideration of the Warrant by the Holder to any of its partners or retired partners, or to the estate of any of its partners or retired partners, or if the Holder is a limited liability company, to any of its members or former members, or to the estate of any of its members or former members, (iii) a pledge by Holder to its lenders in connection with a grant by Holder of a security interest in substantially all of Holder's personal property and (iv) any transfer by any Holder to (A) any individual or entity with respect to which such Holder (or any person controlled by, controlling or under common control with, such Holder) has the power to direct investment decisions. This Warrant and the Shares issuable upon exercise of this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder or if there is no material question as to the availability of current information as referenced in Rule 144(c), Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of Holder's notice of proposed sale.

     4.4  Transfer Procedure. Subject to the provisions of Sections 4.2 and 4.3,
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Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant (or the securities issuable, directly or indirectly, upon conversion of the Shares, if any) by giving the Company notice of the portion of the Warrant being transferred setting forth the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable). The Company shall have the right to refuse to transfer any portion of this Warrant to any person who directly competes with the Company.

     4.5  Notices. All notices and other communications from the Company to the
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Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or such holder from time to time.

     4.6  Waiver. This Warrant and any term hereof may be changed, waived,
          ------
discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

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     4.7  Attorneys Fees. In the event of any dispute between the parties
          --------------
concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys' fees.

     4.8  Governing Law. This Warrant shall be governed by and construed in
          -------------
accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law.

     4.9  Equity Event. For purposes of this Warrant, an "equity event" shall
          ------------
mean the receipt by the Company of aggregate cash proceeds of at least $1,000,000 from the sale of its capital stock or subordinated debt, other than in a nonfinancing transaction to employees, officers, directors or consultants of the Company.

     4.10  Lock-Up. Holder agrees, if requested by the Company and an
           -------
underwriter of Shares (or other securities) of the Company, not to sell, sell short, pledge, grant an option with respect to or otherwise transfer or dispose of any Shares (or other securities) of the Company held by the Holder during a period of time determined by the Company and its underwriters (not to exceed one hundred eighty (180) days) following the effective date of a registration statement of the Company with respect to the foregoing, provided that all executive officers, directors and holders of more than five percent (5%) of the Company's capital stock who then hold shares (or other securities) of the Company enter into similar arrangements.


                                             2Bridge

                                             By:  /s/ Ronald Parks
                                                --------------------------

                                             Title:  CFO
                                                   -----------------------

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                                  APPENDIX 1

                              NOTICE OF EXERCISE
                              ------------------

     1. The undersigned hereby elects to purchase _______________ shares of the Common/Series ________ Preferred [strike one] Stock of ____________________ pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

     2. The undersigned hereby elects to convert the attached Warrant into Shares/cash [strike one] in the manner specified in the Warrant. This conversion is exercised with respect to _______________ of the Shares covered by the Warrant.

     [Strike paragraph that does not apply.]

     3. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

                              ____________________________
                                         (Name)

                              ____________________________

                              ____________________________
                                         (Address)

     4. The undersigned represents it is acquiring the shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws. In support thereof, the undersigned has executed the Investment Representation Statement attached hereto as Exhibit A.

                              ____________________________
                                       (Signature)

_______________________
        (Date)

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